RESTRICTED CASH (Tables)	12 Months Ended
Dec. 31, 2021
RESTRICTED CASH
Schedule of resticed cash resources

	12/31/2021	12/31/2020
Marketing - Itaipu (a)	1,038,270	1,314,234
Marketing - PROINFA (b)	1,041,481	1,471,908
PROCEL	433,268	495,260
Collateral Account – SPEs (c)	—	100,000
Resources of RGR	31,575	30,890
Itaipu Agreement (d)	—	161,070
Total	2,544,594	3,573,362

(a)Marketing - Itaipu

The tariff base and terms of commercialization will be in force until 2023, when then they should be reviewed by the contract parties, which are the Brazilian and Paraguayan States. Itaipu’s tariff is a “per cost of service” tariff and has been established, based on a mechanism to allow the payment of debt service and to maintain its operating and maintenance expenses. For more details see note 18.

(b)Marketing - PROINFA

PROINFA, established by Law No. 10,438/2002, and its amendments, aims to diversify the Brazilian energy matrix with the use of renewable energy sources. Transmission concessionaires pay the Company the amount of energy in quotas, equivalent to the cost corresponding to the participation of captive consumers, free consumers and self-producers connected to their facilities. Transactions related to the purchase and sale of energy under PROINFA do not affect the Company’s results considering that Eletrobras acts only as an agent for these transactions. For more details see note 39.

(c)Collateral Account - SPEs

With the sale of the Hermenegildo Wind Complex in 2020, it is no longer necessary to issue such a guarantee, resulting in a reduction in the balance of this line item.

(d)Itaipu Agreement

In December 2020, a technical and financial cooperation agreement was concluded between Furnas and Itaipu Binacional, whose object is the revitalization of the Furnas direct current system dedicated to the Itaipu Hydroelectric Power Plant. In January 2021, the balance of this line item was transferred to the line item “Securities”. See note 8 for details.